             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           HOWMET INTERNATIONAL INC.
                                                             See Reverse for
                                                             Certain Definitions
                   10,000,000 SHARES PAR VALUE $.01 EACH
                                PREFERRED STOCK



This is to Certify that              SPECIMEN                is the owner of
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          FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
                           HOWMET INTERNATIONAL INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

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SECRETARY                                                              PRESIDENT


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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common         UNIF GIFT MIN ACT-......Custodian.......
                                                          (Cust)         (Minor)

TEN ENT   -as tenants by the            under uniform Gifts to Minors
           entireties                   Act..........................
                                                    (State)
JT TEN    -as joint tenants with right of
          survivorship and not as tenants
          in common
          Additional abbreviations may also be used though not in the above list

For value received          hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

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----------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                                   19
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           In presence of

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